© 2021 Texas Capital Bank, N.A. Member FDIC 2021 Strategic Update September 1, 2021

2 Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, our strategy, our future performance, financial condition and business models, new products and business initiatives, our plans for investments and for growth and expansion, and our targets for various future time periods, including 2025. These statements are not historical in nature and may often be identified by the use of words such as “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “should”, “projects,” “target,” “continue,” “intend,” “goals,” “aspiration” and similar expressions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, but are not limited to, (1) the credit quality of our loan portfolio, (2) general economic conditions and related material risks and uncertainties in the United States, globally and in our markets and the impact they may have on us and our customers, including the continued impact on our customers from volatility in oil and gas prices as well as the continued impact of the COVID-19 pandemic (and any other pandemic, epidemic or health-related crisis), (3) technological changes, including the increased focus on information technology and cybersecurity and our ability to manage such information systems and the effects of cyber-incidents (including failures, disruptions or security breaches) or those of third-party providers, (4) changes in interest rates and changes in the value of commercial and residential real estate securing our loans, (5) adverse economic or market conditions that could affect the credit quality of our loan portfolio or our operating performance, (6) expectations regarding rates of default and credit losses and the appropriateness of our allowance for credit losses and provision for credit losses, (7) unexpected market conditions, regulatory changes or changes in our credit ratings that could, among other things, cause access to capital market transactions and other sources of funding to become more difficult, (8) the inadequacy of our available funds to meet our obligations, (9) the failure to effectively balance our funding sources with cash demands by depositors and borrowers, (10) material failures of our accounting estimates and risk management processes based on management judgment, (11) failure of our risk management strategies and procedures, including failure or circumvention of our controls, (12) the failure to effectively manage risk, (13) uncertainty regarding the London Interbank Offered Rate and our ability to successfully implement any new interest rate benchmarks, (14) the impact of changing regulatory requirements and legislative changes on our business, (15) the failure to successfully execute our business strategy, including completing planned merger, acquisition or sale transactions, (16) the failure to identify, attract and retain key personnel or the loss of such personnel, (17) increased or more effective competition from banks or other financial service providers in our markets, (18) structural changes in the markets for origination, sale and servicing of residential mortgages, (19) certainty in the pricing of mortgage loans that we purchase, and later sell or securitize, (20) volatility in the market price of our common stock, (21) credit risk resulting from our exposure to counterparties, (22) an increase in the incidence or severity of fraud, illegal payments, security breaches and other illegal acts impacting us, (23) the failure to maintain adequate regulatory capital to support our business, (24) environmental liability or other environmental, social or governance factors that may materially negatively impact the company, (25) severe weather, natural disasters, acts of war or terrorism and other external events and (26) our success at managing the risk and uncertainties involved in the foregoing factors. These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission (the “SEC”). You can access our filings with the SEC through the SEC website at www.sec.gov or through our website, and we strongly encourage you to do so. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Serving strong core Texas markets with expanded coverage and a complete set of capabilities Improving client relevance and diversifying our revenue base Attracting high-quality talent with significant experience Our Distinct Opportunity Operating from a de-risked position of financial strength 2025 Investing in Capabilities Now: To Build a Full-service Offering: ROA > 1.10% ROTCE > 12.5% CET1 9.0-10.0% Full-year 2022 (vs 2021) Low double-digit expense growth Low-to-mid single-digit revenue growth Accelerating revenue leading to YoY quarterly pre- provision earnings growth late 2022 / early 2023

4 We have embarked on an enterprise-wide transformation. Actions to- date, coupled with delivering on the defined workstreams ahead, will establish the foundation necessary for earning the right to capitalize on the significant opportunities in each of our markets

5 Our Aspiration Defined Challenges to be Addressed Our Path Forward Our Deliverables Our Vision and Goals Our Values Our Competitive Advantages Building the Flagship Financial Services Firm in Texas

6 Our Vision and Goals To be the flagship financial services firm in Texas serving the best clients in our markets Employer of choice in Texas for people interested in growing their career in financial services Strong execution on the core set of financial products coupled with industry expertise and higher-touch service that earns us the right to provide advice when it counts Build trusted relationships in our core markets and industries that lead us to being a “first call” from top clients and prospects Financially resilient bank that is easy to do business with and is both proactive and responsive to client, employee, and community needs Goals Our Aspiration Our Vision… Our Values Our Competitive…

7 Our Values Transparency Act with transparency, candor, and discipline in all we do Accountability Be accountable to one another, clients, communities, and stakeholders Excellence Commit to excellence every day Trust Foster a culture of trust through collaboration, inclusion, and respect Our Aspiration Our Vision… Our Values Our Competitive…

8 Our Competitive Advantages Best Markets in the Country Commercial Focus Since Inception Top Talent Motivated to Deliver  Foothold in higher-value segments supported by sustained peer-leading satisfaction scores  Proactive, disciplined engagement with potential clients already providing more opportunities to demonstrate our emphasis on client experience  Branch-lite in an increasingly digital landscape, allowing for more attention on forward-looking improvements and less time on legacy rationalization  Headquartered in Texas with 15+ year presence in each of the state’s major markets: Austin, Dallas, Fort Worth, Houston, and San Antonio  Texas-based core complemented by multiple businesses focused on industries providing national scale and attractive risk-adjusted returns  Available opportunities in all markets provide a long runway on which to capitalize and achieve our goals through organic growth  Highly experienced, well-known management team with history of running large and complex organizations  A top-to-bottom ownership mentality emphasizing accountability and newly structured routines empowers leaders and streamlines decision-making to more quickly drive impactful change  Lack of historical acquisition challenges (e.g., poorly or non-integrated core systems, cultural factions) enables enterprise-wide transformation at an accelerated pace Our Aspiration Our Vision… Our Values Our Competitive…

9 9% 5% 5% 3% 5% 7% 8% 10% 5% Best Markets in the Country Texas Economic Growth continues to outperform that of the broader US1… …driven by a favorable climate for Business Formation2… When combined with Continued Population Growth3… …the economic expansion is also creating a Significant Increase in High-Net Worth Households4 Key Stats  Top-10 economy in the world5 | $1.9 trillion  49 Fortune 500 Companies6 | Average revenue of $30B, average employment of 43K people (plus vendor support ecosystem)  34% increase in corporate relocations in 20217 | Favorable regulatory environment attracted 147 relocations in the past five years  #1 business port in the country8 | Port of Houston  #1 airport in the country9 | Dallas / Fort Worth International … and large companies continuing to Move Headquarters and / or Significant Operations to the State 71% 51% Our Aspiration Our Vision… Our Values Our Competitive… 3.1% 2.9% 2.6% 3.0% 12.1% 8.6% TX Business Growth US (excl TX) Business GrowthTX GDP Growth US (excl TX) GDP Growth TX Population Growth US (excl TX) Population Growth 38.5% 29.9% 14.6% 5.1% TX HNWH Growth US (excl TX) HNWH Growth

Our Aspiration
Our Vision…
Our Values
Our Competitive…

Commercial Focus Since Inception

Component		Key Stats		A Base to Build from Today
Commercial & Industrial	▪ **Clients the Bank was founded to serve** – established lines of business balanced between national and core market offerings ▪ Banker-centric model facilitates higher-touch client service, resulting in peer-leading client satisfaction ▪ Portfolio composition generally **between 40% and 45%**	**79** Net Promoter Score **#1 amongst peers**[10]	**88%** Overall Satisfaction with Relationship Manager **#1 amongst peers**[10]	✓ Sustained high levels of client satisfaction derived from organizational focus on service and an employee base that cares ✓ Market reputation and new platform potential are differentiating us when recruiting talent
Real Estate	▪ Two well-established primary focus areas – Commercial Real Estate and Homebuilder & Community Finance – led by tenured teams with long-standing relationships ▪ Strong credit track record given focus on client selection and depth of management experience through full economic cycles ▪ Portfolio composition generally **between 24% and 29%**	**20bps** Quarterly avg. NCOs thru-cycle[11] compared to peers @ 60bps[12]	**~40%** % of Real Estate loans in multi-family or industrial properties[13]	✓ Best-in-class bankers with industry expertise and the right relationships ✓ Proven credit culture and performance thru-cycle
Mortgage Finance	▪ Started in 2002, Mortgage Finance drives elevated risk-adjusted returns from a dedicated focus on multi-product relationships ▪ In addition to our foundational offering, Mortgage Warehouse, Mortgage Finance also offers broad asset-based lending products, such as MSR leverage ▪ Portfolio composition generally **between 28% and 33%**	**6th** Largest warehouse lender by commitments[14]	**26** # of top-30 mortgage clients banked[15]	✓ Industry-leading market reputation for client focus and product innovation ✓ Dedicated tech and ops teams are a key value proposition to clients and speed product enhancements and issue resolution
Branch-lite Client Experience	▪ Branch-lite since formation, a focus on servicing commercial clients and lower expense allow for capital allocation toward core treasury products ▪ Leveraging learnings from Bask and its digital acquisition strategy ▪ Focus on delivering a strong UX for consumers to increase channel access and improve operational efficiency	**10** Total number of branches compared to peer avg. of 312[16]	**4.5 out of 5** Bask App user score[17]	✓ Lack of "trapped" expense in legacy deposit-gathering channels maximizes flexibility ✓ Propriety (existing) digital platform complemented with strong servicing experience

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11 Top Talent Motivated to Deliver Rob Holmes President and Chief Executive Officer 30+ years of experience Don Goin Chief Information Officer 25+ years of experience Shannon Jurecka Chief Human Resources Officer 20+ years of experience Madison Simm Head of Mortgage Finance 25+ years of experience Julia Harman Head of Corporate Banking 20+ years of experience Dan Hoverman Head of Investment Banking 20+ years of experience Tim Storms Chief Risk Officer 35+ years of experience Nancy McDonnell Head of Treasury Solutions 30+ years of experience  “Employer of Choice” is a direct reflection of our desire to compete based on talent  The Executive Leadership Team is now in place to move forward, with highly qualified new additions supplementing a strong core of existing front-line and support-function leaders  Our diversity strengthens us – it expands our perspectives and improves our abilities to operate in and support the communities we serve  A new analyst program was launched in August (58 in our first class) to add depth to our front-line teams, enhance productivity, and strengthen our pipeline of future leaders New Executive Leadership (8 of 16 Operating Committee Members) America’s 3rd largest organically grown financial institution18 Lack of historical M&A means fewer barriers to transformation and a greater focus on value- added solutions An Emphasis on Diversity19 and a Pipeline for Talent Our Aspiration Our Vision… Our Values Our Competitive… 20+ public colleges with more than 10K students in Texas 55% of the population is in the working age group20 68% Diverse Employees 53% Female 39% Racial / Ethnic Minorities (Based on gender and / or race / ethnicity)

12 Our Aspiration Defined Challenges to be Addressed Our Path Forward Our Deliverables

13 Defined Challenges to be Addressed (1 of 2) Challenges to Overcome Limited Fee Income and Unfocused Loan Growth Relatively low client relevance resulting from narrow product offerings led to an overdependence on loan growth to drive earnings Actions to Date  Initiated a detailed action plan (e.g., processes, tools, technology) to expand offerings to current and prospective clients and become a full-service financial services firm  Instituted Balance Sheet Committee to instill a “client first” focus concurrent with capital discipline to invest in the best clients in our markets and drive broad long-term relationships  Improving front-line support loading and gearing to enable bankers to spend more time with clients Funding Strategy Overreliance on disconnected, high-cost, high-beta national deposit verticals created headwinds to earnings growth and volatility as rates normalized  Narrowing the focus to emphasizing relationships with core clients, then supplementing with select franchise value-accretive verticals to improve the funding profile and increase the mix of stable operating deposits  Investing in partnerships and expertise to fully develop Treasury product offerings  Proactively managing excess liquidity to improve balance sheet efficiency, while extending duration via the securities portfolio to reduce earnings variability through the rate cycle Lower-than-Peer Capital Ratios Utilizing leverage to drive financial performance limited ability to proactively manage capital and take advantage of market opportunities  Executed $300.0 million preferred offering  Closed on $375.0 million of new sub-debt  Completed a first-of-its-kind mortgage warehouse credit risk transfer  Capital levels are now consistent with the internal targets we are committed to maintaining going forward Defined Challenges… Our Vision… Our Values Our Competitive…

Defined Challenges…

Defined Challenges to be Addressed (2 of 2)

Challenges to Overcome	Actions to Date
Misallocated Expenses Legacy investment agenda not tied to strategy focused little on core banking infrastructure while prioritizing hobby, incompatible technology and costly builds for non-core new businesses Investments not as beneficial due to operational silos and lack of commensurate focus on changing adjacent processes	▪ Developed well-defined and disciplined operating routines focused on re-underwriting every dollar of expense to ensure appropriate focus, adoption, and return ▪ Transitioned the Correspondent Lending business to not only meaningfully improve thru-cycle earnings variability, but also enhance our run-rate expense base (~$70 million). Saves are already being redeployed into banker hires, enhancing existing platforms, and expanding products
Cyclical Portfolio Concentrations Poor client selection in select areas led to sizeable charge-offs ($273 million over two years, 2019 and 2020), while ill-advised larger holds led to overexposure in the wrong sectors and suboptimal risk-adjusted returns	▪ Providing discipline via the Balance Sheet Committee and new risk culture to ensure capital is directed to achieve our goal of earning broad, long-term relationships ▪ Strengthened credit risk management to align with the businesses on client selection ensuring adherence to appropriately established concentration and hold limits
Operating Model Not Ready for Scale A siloed mindset and organizational structure anchored to past success limited our ability to evolve at the pace necessary for the next phase of growth	▪ Established organizational routines to ensure resources are effectively allocated against strategic priorities. All necessary parties are at the table to expedite decisions, which once made can be executed on throughout the organization ▪ Executive leadership implemented an expectation of clear communication, execution, transparency, and accountability throughout the enterprise

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15 Our Aspiration Defined Challenges to be Addressed Our Path Forward Our Deliverables An Operating Model Aligned to Our Vision, Grounded in Our Values Clear Strategic Direction and Fortitude to Deliver Organic Growth-focused, Full-service, Texas-based Business Bank Committed to Financial Resilience

16 An Operating Model Aligned to Our Vision, Grounded in Our Values Organized Around Client Delivery Expanding Products and Services Consistent Communication, Enhanced Accountability, and a Bias for Action  Proven leadership moving quickly to deliver technology-enabled treasury platform  Highly successful but sub-scale Private Wealth offering is a natural complement to our existing clients and targeted prospects  Leveraging internal expertise to capture natural product extension by building a full-service investment bank  Industry specialization combined with local coverage and decision-making supported by incentives aligned to do what is right for the client  Investing in front-line talent and product partners in pursuit of significant market opportunities  Focused on targeted technology investment to ensure appropriate client journeys tailored to their preferences  Operating routines grounded in accountability and transparency, both internally and externally  Instituted rigor and executive-leadership focus enables rapid reallocation of resources consistent with firm-wide priorities  Exemplified by actions in the first half of 2021, pace of change will continue to be consistent with market opportunities Our Path Forward An Operating… Clear Strategic… Committed to…

17 2.3x TCBI 2.6x 1.7x 2.7x 2.7x 2.2x Houston San Antonio Austin Fort Worth Dallas Organized Around Client Delivery // Adapting the Coverage Model (1 of 2) We will be defined by our clients. Expanded industry specialization is being positioned alongside local market coverage with the necessary incentives to do what is right Focused Investment in the Industry Specializations our markets expect… Technology Established National Businesses …paired with significantly expanded coverage Where We Compete… Financial Institutions Healthcare Branded Retail, Food & Beverage Insurance Premium Finance Mortgage Finance Energy Real Estate …supported by a Programmatic and Focused Hiring Plan attracting high-caliber front-line talent 2020 2Q21 2025 From 2020 Our Path Forward An Operating… Clear Strategic… Committed to… Front-line Talent

18 Specialized 36% 38% 47% Organized Around Client Delivery // Adapting the Coverage Model (2 of 2) Significantly enhancing our ability to support the market and our clients—in each of our major metros, our Specialized Industry teams will cover ~40% of the market and will be valuable partners across the platform Dallas HoustonAustin San Antonio Year Opened 10.2% Deposit Share1 Specialized General 39% 61% 45% 55% 62% 38% Total Companies 1.7K 0.5K 0.1K General BB MMB CB 64% 62% 53% Total Companies 4.5K 1.8K 0.4K Specialized General 34% 66% 35% 65% 49% 51% Total Companies 5.8K 2.3K 0.6K Specialized General 45% 55% 38% 62% 54% 46% Total Companies 1.3K 0.4K 0.1K BB MMB CBBB MMB CB BB MMB CB 1998 Year Opened 2003 Year Opened 2000 Year Opened 2000 Fort Worth Specialized General 37% 63% 40% 60% 50% 50% Total Companies 1.6K 0.6K 0.1K BB MMB CB Year Opened 1999 MMB: Middle Market Banking CB: Corporate Banking BB: Business Banking Our Path Forward An Operating… Clear Strategic… Committed to… Texas Companies2 8% 5-Yr Population Growth1 10.2% Deposit Share1 7% 5-Yr Population Growth1 12% 5-Yr Population Growth1 10.2% Deposit Share1 7% 5-Yr Population Growth1 10.2% Deposit Share1 6% 5-Yr Population Growth1

19 Organized Around Client Delivery // Focused Technology Spend Banker-led and technology-enabled, we are making our investment decisions focused squarely on two goals: Earning the right to be there for our clients and ensuring the experience we offer remains a competitive advantage Infrastructure Modernization | Near-term focus on modernizing current infrastructure through cloud-native platforms, services, and APIs to support scale and resilience Employee Enablement | Improving digital tooling, collaboration, and process automation across the workforce Internal Data Capabilities | Significantly enhancing internal software and data engineering capabilities Increased Efficiency | Realigning technology and operations resources against major lines of business, enabling faster response times and client-centric development Strengthening Cyber | Continually strengthening cybersecurity and governance, ensuring our clients operate in an environment worthy of their trust End-to-End Client Experience | Increasingly owning the technology-enabled client experience across all products with a focus on simplified interactions and client enablement Scaling Relationships | Extending capabilities into our clients’ operational ecosystems through APIs, making it easier to do business with us Competitive Innovations | Supporting our clients’ financial life- cycles though innovative processes Unlocking Data Potential | Advanced decision sciences, AI, and machine learning Our Path Forward An Operating… Clear Strategic… Committed to… Earning the Right Client Experience

Our Path Forward
An Operating…
Clear Strategic…
Committed to…

Expanding Products and Services // Treasury Solutions

Leadership: Nancy McDonnell

Executive Vice President, Head of Treasury Solutions



- Joined Texas Capital Bank in January 2021
- 30+ years of senior leadership experience
- Prior roles included Global Head of Commercial Banking Treasury & Security Services at JP Morgan

Key Areas of Focus

- Driving new operating-account relationships to improve balances and fee income
- Proactively identifying and resolving gaps in legacy client offering
- Developing new products consistent with expanded coverage and specialization
- Accentuating front-line training to better serve client needs

Treasury Non-interest Income % of Revenue


~2%
~5%
2021[4]
2025

Operating Deposits[3]


1.6x
2021[5]
2025

	Near-term	Medium-term
Platform	Improving Scalability	Expanding Distribution Channels
	Increasing Vendor Relevance	Foundation for Next-generation Payment Products
Product	Industry-specific Solutions in Defined Segments	Robust Receivables and Payables Offering
	Client-facing API Enablement	Improving Revenue from Payment Rails
Process	Segmenting Teams to Align with Client Needs	Upgrading Distribution Capabilities via Technology
	Staffing Coverage Teams Based on Client Verticals	Establishing Process Disciplines, Executing Routines
	Strengthening and Dedicating Training	

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Our Path Forward
An Operating…
Clear Strategic…
Committed to…

Expanding Products and Services // Private Wealth

Leadership: Alan Miller

President, Private Wealth Advisors



- Joined Texas Capital Bank in 2013 to build Private Wealth Advisors
- Before joining, spent career in a variety of leadership positions at several top-tier financial institutions

Full Suite of Product Offerings Available Today

- Estate & Wealth Planning Strategies
- Trust & Estate Administration
- Investment Management
- Concierge Private Banking
- Insurance & Brokerage Services

Performance to Date

PWA is the **One of the Fastest Organically Growing** bank-owned registered investment advisors (RIAs) **in the Country**

2015
Year Re-launched

$2.2B
AUM

$3.1M
2Q21 Investment Management Revenue

43%
Total Year-over-Year AUM Growth

27%
Organic Year-over-Year AUM Growth

Organic Fee-based Revenue Growth Against Competitors (2016-Present)[6]


256%
TCBI
183%
123%
77%
71%
45%
43%
34%
23%

Path Forward

Continuing to Advance Our Platform

- Committed to remaining nimble in response to evolving client expectations
- Focused on organic growth via advisor positioning and accelerated recruitment across all markets
- Full-service offering and differentiated approach continues to resonate in hyper-competitive environment

Banker Partnership

- Realigned coverage model ensures we are bringing our private banking capabilities to the clients where we can have an impact

Potential Acquisitions

- Take advantage of the mature cost base and proven operating model through selective in-market acquisitions of Texas-based RIAs

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Our Path Forward
An Operating…
Clear Strategic…
Committed to…

Expanding Products and Services // Investment Banking

Leadership: Daniel Hoverman

Executive Vice President, Head of Investment Banking



- Joined Texas Capital Bank in August 2021
- 20+ years of investment banking and legal experience
- Most recently served as Head of Advisory Services at Regions Financial
- Previously at Houlihan Lokey, Credit Suisse, UBS, and Kirkland & Ellis

Near-term Priorities

- Secure broker dealer approval by YE 2021; reorganize internal teams and operations to support the Investment Bank
- Staged approach to introducing new products and services to internal partners and external clients based on timing of regulatory approval and key vendor and client onboarding
- Identify and onboard talent and resources, establish processes and procedures to operate and manage within desired risk tolerance

Purpose

Establish competitive offering of advisory-based products and services to help our clients access the capital markets and mitigate risk

Coordinate, expand, and grow fee-based businesses in partnership with existing lines of business

Product Offerings

Underlying Momentum

Historical and YTD revenue driven by syndicated-loan and rate-swap transactions


$22.4M
$30.8M
$39.1M
2019
2020
2021[7]

Investment Banking Revenue

Realizing Opportunity

Expected growth driven by corporate advisory, underwriting, and sales & trading focused on agency-based client facilitation in loans & mortgage, corporate, real estate, and other securities


4%
~10%
2021[7]
2025

Investment Banking Revenue % of Total Revenue

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23 Consistent Communication, Enhanced Accountability, and a Bias for Action $XX Spend by 2025 $XX Spend by 2025 Line of Business Roadmaps Balancing client-focused strategy with tactical planning and execution, ensuring investments and resources are available when needed Strategic Project Meetings Enterprise-wide and formally structured process engaging the right leaders in the same room to collaborate, to debate, and to make the hard decisions today Balance Sheet Committee Joining risk appetite and strategic direction to ensure capital and liquidity are allocated to clients interested in broad, long-term relationships Quarterly Business Reviews and Internal Forecasting Regular deep dives into business execution and investments feeding directly into forward- looking assessments of both financial performance and alignment with vision and long- term strategy Operating Committee Operating Committee Executive Leadership convening at least weekly to drive consistent communication and initiate change when needed

24 Evaluating Opportunities for Growth  A disciplined capital management approach will ensure we remain good stewards of our shareholders’ capital  Opportunities are evaluated through a variety of lenses to guide programmatic investment in front-line talent, core businesses, and platform enhancements  Our commitment to banking best-in-class clients combined with the institutional stamina to “build it right” will optimize capital allocation across the portfolio Structurally Higher, More Sustainable Earnings  Resulting business model will generate more persistent returns through enhanced fee income and decreased thru-cycle asset sensitivity  A higher quality funding base tied to our core client mix (as opposed to one-off verticals) will be less rate-sensitive, lower-cost, and more granular  Resilient capital and earnings base will allow us to support our clients, access markets, and serve our communities thru-cycle Clear Strategic Direction and Fortitude to Deliver Expanding Offerings and Coverage in Core C&I Markets  Extend coverage to support our commercial clients through their entire life-cycles  Updated service model matches segments and clients with the talent, products, and offerings they need  Continuing to focus on what matters: speed and responsiveness, high-touch service, valued advice, and local decision-making Our Path Forward An Operating… Clear Strategic… Committed to…

25 Expanding Offerings and Coverage in Core C&I Markets Products and Services Expanding our focus driven by both products and segments will allow us to become a more relevant partner to our clients throughout their full life-cycles, from inception to maturity and beyond Simplified banking solutions to help our clients grow 20.8K Companies8 Region-specific coverage built on reputation for responsiveness and insight 7.2K Companies8 Consistently delivering ideas, relevant industry content, and differentiated solutions 1.4K Companies8 Treasury Solutions Private Wealth Specialty Credit Solutions Investment Banking Business Banking Middle Market Banking Corporate Banking $220B Total TX-based Company Revenue9 $517B $917B Our Path Forward An Operating… Clear Strategic… Committed to… Total TX-based Company Revenue9 Total TX-based Company Revenue9 NEW NEW Speed and Responsiveness High-touch Service Valued Advice Local Decision Making Focused on What Matters

26 Evaluating Opportunities For Growth Capital Use Alternatives Invest Internally Acquisitions Risk Weighted Asset Consumption 2018 2Q21 Long-term Commercial & Industrial 47% 43% Mortgage Finance 25% 28% Real Estate 25% 27% Private Wealth Advisors10 3% 2% 1 2 Reallocating Capital to Improve Risk-adjusted Returns Opportunity Evaluation Strategic Criteria Financial Criteria Timeframe Enterprise Readiness Expanding relevance to core clients and accelerating push for scale across the firm Improving balance sheet density driving more balanced earnings composition, thru-cycle credit performance, and expanded access to granular, low-cost funding Focused on time to implement—organically/internally driven versus bolt-on—to appropriately measure costs and benefits Assessed against in-flight initiatives and, where necessary, current stock price to ensure appropriate shareholder returns Capital Return3 Our Path Forward An Operating… Clear Strategic… Committed to… Medium-term focus on building tangible book value by redeploying internally generated capital in pursuit of capability build and market- share takeaway

Our Path Forward
An Operating…
Clear Strategic…
Committed to…

Structurally Higher, More Sustainable Earnings (1 of 2)

Serving strong core Texas markets with expanded coverage and a complete set of capabilities…

1 | Partnering local bankers with specialized industry coverage aligned to **~40% of Texas market**

2 | Expanding segments to serve **~85% of Texas companies' banking opportunity**

3 | **20+ new** Treasury Solutions and Investment Banking Products targeted by 2025

4 | Focusing technology spend to ensure **client experience** remains a differentiator

5 | Growing client-facing talent **at least 2.3x by 2025**

…will improve client relevance and diversify our earnings base by increasing non-interest income's contribution to revenue


11% of Revenue
15% – 20% of Revenue

2020[11]	Treasury Solutions	Investment Banking	Private Wealth	2025
Core Treasury Platform	Enhanced Wire Platform	M&A Advisory	Online Banking Portals	**Full Suite of Highly Integrated Products**
Loan Syndications	API Integration	Capital Markets	Securities-based Lending	
Rate Swaps	Payment Hub	Agency Sales & Trading	Tactical & Thematic Portfolio	
	Zelle P2P, SB & Corporate	Rates, Forex & Commodities	Alternative Investments	
	Expanded Merchant Offering	Gestation Financing & Bonds	Concierge Private Banking	
	Small Business Bundle	MBS Hedging	Brokerage Services	
	Healthcare Revenue Cycle Management	Whole Loan Trading / Delivery	Insurance	
	360º Client Relationship Portal		Private Labeled DAF	
			Financial Planning in Market	
			Estate Planning in Market	
			Family Governance	
			Trust / Fiduciary Services	

New Products

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Our Path Forward
An Operating…
Clear Strategic…
Committed to…

Structurally Higher, More Sustainable Earnings (2 of 2)

Asset Sensitivity[12]


+200bp Shock
+100bp Shock
23.0%
11.5%
11.5%
20.4%
10.3%
10.1%
11.1%
6.6%
4.5%
10.9%
7.6%
3.3%
4Q18
4Q19
4Q20
2Q21

	4Q18	4Q19	4Q20	2Q21
Fed Funds Target[13]	250bps	175bps	25bps	25bps

- In recognition of the current economic environment, profitability is benefitted by established loan floors, but our asset sensitivity profile allows for earnings accretion when interest rates normalize
- Our core strategy is grounded in a thru-cycle vision, and when appropriate a more active Treasury function will reduce interest rate risk based on the balance sheet evolution, the economic climate, and market forces
- Current levels of excess liquidity are being monitored to ensure balance sheet positioning reflects current assessments of stability and duration

Improved Funding Quality and Lower Betas

Indexed Deposits


30%
70%
~15%
~85%
2Q21
2025
Non-Indexed
Indexed

Interest-bearing Deposit Betas


~75%
~65%
2Q21
2025

- Successfully delivering to our core C&I clients with enhanced treasury products and services results in higher concentrations of high-quality, low-cost operating accounts
- Focusing on client segments more aligned with our strategic direction and lessening our reliance on indexed deposits provides greater flexibility when positioning the balance sheet
- Continuing to strengthen the stability of our funding base will improve balance sheet efficiency, our liquidity profile, and core earnings generation potential

Texas Capital Bancshares, Inc.
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29 Committed to Financial Resilience Our ability to serve clients, access markets, and support our communities through cycles is a strategic multiplier. Executive leadership is aligned on client selection and committed to maintaining a balance sheet and operating model structured to support their changing needs Credit Risk Management Enterprise Risk Management Capital and Liquidity  Expertise engaged in processes and controls related to new business and product initiatives  Multi-year maturation of the risk organization complete and robust Three Lines of Defense (3LOD) in place and aligned with firm-wide aspirations  Committed to appropriate rigor and associated control environment in support of rapid change  Management changes, organization realignment, and new enterprise routines support a values-driven credit culture centered on long-term consistency  Improved portfolio positioning with concentrations in line with or below desired targets  Strong credit organization with few policy exceptions and excellent communication; balance between credit quality and revenue generation; and strong enterprise alignment marked by quality, balance, soundness, and ownership of risk  Philosophy grounded in desire to be both proactive in the pursuit of strategic objectives and responsive to clients during times of need  Dynamic target levels are informed by a robust planning process and balanced by strategic priorities and longer-term return targets  “Aggressively conservative”, we will hold capital in excess of our internally observed risk profile for the medium-term Our Path Forward An Operating… Clear Strategic… Committed to…

30 160% 180% 200% 220% 240% 260% 280% 300% 2016 2017 2018 2019 2020 2021 Real Estate % of TCE Target Credit Risk Management Refreshed Approach to Credit  Multi-year portfolio de-risking largely complete; newly originated credits consistent with enterprise strategy, go-forward culture, and redesigned credit coverage model  Values-driven credit culture tenets include Quality, Balance, and Ownership with a focus on Client Responsiveness  Establishing a more granular credit risk rating system, achieved with speed and without compromising client selection or underwriting  Newly established gearing ratios informed by data of underlying activity ensure credit staffing levels evolve at a pace necessary to support client-facing banker additions  Concentration limits coupled with a renewed focus on client selection are intended to ensure performance outpaces peers in cyclical categories like Commercial Real Estate and Homebuilder & Community Finance 1Q19 2Q21 Reduction in Legacy Energy & Leveraged Portfolios Established and Tested Concentration Limits -67% 1Q19 2Q21 -44% Energy LHI Leveraged LHI Our Path Forward An Operating… Clear Strategic… Committed to… l t t 14 % of TCE15 Q

31 Enterprise Risk Management Our risk framework will continue to evolve at the pace of the business; staying agile in the face of a dynamic landscape Building on established momentum to create more sustainable and effective risk programs Proactively addressing emerging risks in a dynamic business model Strengthening effective challenge and oversight of new product and business development Enhancing processes while leveraging technology and data Key Risks Framework  New Product Development  New Business Initiatives  Operational Risk  Cybersecurity Mitigation Strategy  Increasing resources with highly experienced talent  Embedding risk culture throughout the organization  Rapidly escalating issues  Investing in automation and technology  Engaging early with collaboration and transparency Maintaining compliance with evolving regulatory expectations Our Path Forward An Operating… Clear Strategic… Committed to… Reinforcing financial resilience with the Three Lines of Defense

Our Path Forward
An Operating...
Clear Strategic...
Committed to...

Capital and Liquidity

Operating with structurally higher capital levels and the appropriate amount of liquidity enables us to proactively manage the balance sheet through all economic cycles while supporting profitability

Risk-based Capital Ratios


1.5x
1.7x
1.1x
12.08%
1.83%
0.90%
9.35%
14.04%
1.79%
2.06%
10.19%
14.77%
2.72%
1.52%
10.53%
Medium-term Target
10.00%
4Q20
1Q21
2Q21
CET1
Tier 1 Capital
Tier 2 Capital

- Actions taken in the first half of 2021 have driven material improvement in capital levels and optimized the capital stack towards internal targets
- Disciplined capital allocation through strategic clarity will ensure strong capital levels and the advantages it affords
- More stable thru-cycle earnings and our commitment to maintaining high credit quality will allow us to access the capital markets as necessary to support continued growth

Liquid Assets[16] as % of Total Assets (Avg.)


Target achieved via mix shift to higher yielding assets over time
Medium-term Target
33%
38%
39%
>20%
4Q20
1Q21
2Q21

- Recent work on reducing high-cost deposits has led to a more efficient balance sheet and appropriate levels of liquidity
- Prudently managing our highly liquid asset position will efficiently consume capital and provide for a more stable earnings profile
- Managing to a more appropriate balance between excess cash and the investment portfolio will drive more stable earnings thru-cycle, and continued improvement in the funding base will enhance earnings by reducing the drag of excess cash

Texas Capital Bancshares, Inc.
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33 Financial Roadmap Our Aspiration Defined Challenges to be Addressed Our Path Forward Our Deliverables Building a Valuable Franchise

34 12.0% 9.8%2 >12.5% 2019 2Q21 Coverage and Segments Products and Services Balance Sheet Positioning 2025 Financial Roadmap 1.01% 0.76% >1.10% 8.9% 10.5% 9.0-10.0% 55bps 6bps ~25-50bps CET1 NCOs / Avg. LHI To be the flagship financial services firm in Texas serving the best clients in our markets >10.0% Medium-term Target Employer of Choice Earning the Right Financial Resiliency Being the First Call Strategic Priorities Current Financial Priorities R O TC E1 (thru-cycle) Building Tangible Book Value | Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Shareholder value growth will be non-linear through the horizon Investment | Investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Low double-digit expense growth during 2022 Revenue Growth | Growing top-line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Low-to-mid single-digit revenue growth during 2022 ROA (2016-2020 Avg.) Our Deliverables An Operating… Clear Strategic… Committed to… (excl MF) 3

35 Today’s Speakers Rob Holmes President and Chief Executive Officer Joined TCBI in 2021 Industry Experience: 30+ Years Julie Anderson Chief Financial Officer Joined TCBI in 1999 Industry Experience: 25+ Years Tim Storms Chief Risk Officer Joined TCBI in 2021 Industry Experience: 35+ Years Don Goin Chief Information Officer Joined TCBI in 2021 Industry Experience: 25+ Years Dan Hoverman Head of Investment Banking Joined TCBI in 2021 Industry Experience: 20+ Years Madison Simm Head of Mortgage Finance Joined TCBI in 2019 Industry Experience: 25+ Years Nancy McDonnell Head of Treasury Solutions Joined TCBI in 2021 Industry Experience: 30+ Years Alan Miller President, Private Wealth Advisors Joined TCBI in 2013 Industry Experience: 30+ Years

36 Our Aspiration – Footnotes 1. Source: U.S. Bureau of Economic Analysis (BEA); Moody’s Analytics Forecasted Baseline Scenario (July 2021): Gross State / Domestic Product: Total 2. Source: QCEW Data, High-level Industries, One Area; change in quarterly establishments 3. Source: U.S. Census Bureau (BOC); Moody’s Analytics Estimated and Forecasted Baseline Scenario (July 2021): Resident Population: Total 4. Source: Phoenix Marketing International; “Millionaire Rankings by State”(April 2020); defined as a household with >$1M of investible assets 5. Source: Texas Economic Development Corporation 6. Source: Ytexas.com “Fortune 1,000 List” 7. Source: Ytexas.com “Relo Tracker” 8. Source: Porthouston.com; number 1 U.S. port in foreign waterborne tonnage; number 1 U.S. port in total foreign and domestic waterborne tonnage 9. Source: Airports Council International (April 2021) 10. 2020 Greenwich Associates Market Tracking Program (Texas Capital Bank - Texas - $10-500M - Q1 2021 R4Q – Banking; results reflect rolling four quarters from 2Q2020 to 1Q2021) 11. Thru-cycle defined as 2008-1H2021 annualized 12. Source: S&P Capital IQ Pro; (“NCOs: Construction and Land Development” + “NCOs: Comm RE(NonFm/NonRes)” + NCOs: Multifamily) / (“U.S. RE: Constr & Land Dev loans” + “U.S. RE: Comm RE (Nonfarm/NonRes) loans”+ “U.S. RE: Multifamily Loans”); Peers include banks with assets $25-250B 13. Real estate loans by collateral type 14. Inside Mortgage Finance ranked by 4Q20 commitments 15. Top-30 on the Inside Mortgage Finance 2021 MMSA: Top-100 Mortgage Lenders 16. Source: S&P Capital IQ Pro; Peers include banks with assets $25-250B 17. Scored from the “Give Feedback” page in online banking; 12/1/2019–8/22/2021 18. Source: S&P Capital IQ Pro 19. Data as of the 3/11/2021 20. Source: Census.gov; % of population between 18 and 65 years old

37 1. Source: U.S. Census Bureau (BOC); Moody’s Analytics Estimated and Forecasted Baseline Scenario (July 2021): Resident Population: Total; 2Q2016 to 2Q2021 2. Dun and Bradstreet estimated number of potential clients in TCBI-defined markets 3. Accounts from core clients using treasury products 4. 1H2021 annualized 5. 1H2021 average operating deposits 6. Source: S&P Capital IQ Pro; peers include banks with assets $25-250B with no M&A activity impacting wealth fee income from 2016 to present; growth rate is from 2016 to 1H2021; “NII: Fiduciary Activities” + “NII: F&C from Sec. Brokerage” + “NII:IB, ADV, &Underwriting F&C” 7. 1H2021 annualized 8. Dun and Bradstreet estimated number of potential clients in TCBI-defined markets 9. Greenwich sum of estimated potential client revenues in TCBI-defined markets 10. Earnings composition improves without corresponding increase in risk weighted asset consumption 11. Syndicated loan fees and non-interest income, excluding Correspondent Lending-related and MSR-related income 12. 12-month NII sensitivity 13. Source: Federalreserve.gov; high end of the Federal Funds target range as of period end 14. Source: S&P Capital IQ Pro; “U.S. RE: Constr & Land Dev loans” + “U.S. RE: Comm RE (Nonfarm/NonRes) loans” + “U.S. RE: Multifamily Loans” 15. TCE represents stockholders' equity excluding preferred stock, less goodwill and intangibles 16. Includes fed funds sold, interest-bearing deposits in other banks, and investment securities Our Path Forward – Footnotes

Our Deliverables – Footnotes

1. ROTCE is a non-GAAP financial measure. ROTCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROTCE is used by management in assessing financial performance and use of equity. A reconcilement of ROTCE to the most directly comparable U.S. GAAP measure, ROCE, for 2019 and 2Q21 is below. We are not providing a quantitative reconciliation of ROTCE to ROCE for 2025 because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items that could have a material impact on the U.S. GAAP reported results for the guidance period because they have not yet occurred, are out of our control, and/or cannot be reasonably predicted without unreasonable effort

	2019 ($000s)	2Q21[1] ($000s)
Net Income Available to Common Stockholders	$302,265	$67,164
Average Common Equity	$2,529,021	$2,766,182
Less: Average Goodwill and Intangibles	18,319	17,498
Average Tangible Common Equity	$2,510,702	$2,748,684
ROCE	12.0%	9.7%
ROTCE	12.0%	9.8%

(1) 2Q21 ratios are annualized

2. A -$19M dollar provision expense during the quarter accounted for 2.2% of ROTCE
3. Reflective of the forward rate curve driven by Fed outlook and Eurodollar futures as of 8/5/2021

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